360 Funds

Midwood Long/Short Equity Fund

Investor Class*

Institutional Class (MDWDX)

a series of 360 Funds

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated May 1, 2020

To the Fund’s Prospectus and Statement of Additional Information dated January 28, 2020

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New Investment Advisory Agreement

At a meeting held on April 30, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) approved the appointment of Midwood Capital Management LLC (“Midwood”) as the new investment adviser to the Midwood Long/Short Equity Fund (the “Fund”). At the Meeting, the Board also approved a new investment advisory agreement with Midwood (the "New Agreement"). The New Agreement is subject to shareholder approval at a meeting that is expected to occur in June 2020. The Fund expects to mail to shareholders a proxy statement soliciting their vote on the New Agreement in late May 2020.

The previous investment adviser to the Fund, Crow Point Partners, LLC, plans to resign as investment adviser to the Fund following shareholder approval of the New Agreement with Midwood. Midwood currently serves as the Fund’s sub-adviser. David Cohen, Principal of Midwood, has served as the Fund’s portfolio manager since its inception; he will continue to serve as the portfolio manager to the Fund following the shareholder approval of the New Agreement.

This Supplement revises information in the Fund’s Prospectus and Statement of Additional Information dated January 28, 2020. If you would like another copy of the Fund’s Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* The Investor Class shares are not currently offered for sale.